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                                  United States
                       Securities and Exchange Commission


                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 12, 2004

                       Endeavour International Corporation
             (Exact name of registrant as specified in its charter)



           Nevada                      001-32212                88-0448389
 (State or other jurisdiction      (Commission file          (I.R.S. Employer
       of incorporation)                Number)             Identification No.)



              1001 Fannin, Suite 1700, Houston, Texas      77002
             (Address of principal executive offices)    (Zip code)


                                 (713) 307-8700
               Registrant's telephone number, including area code


                                      None
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act.

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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

                       Endeavour International Corporation


ITEM 7.01. Regulation FD Disclosure.

Attached hereto as Exhibit 99.1, which is incorporated herein by reference, is a copy of the Company's press release dated October 12, 2004.

ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.    Description of Exhibit
-----------    ----------------------

   99.1 Press Release dated October 12, 2004. Pursuant to General Instruction B.2 of Form 8-K, the information in this exhibit shall be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and is incorporated by reference into any filing of Endeavour International Corporation, whether made before or after the date hereof; provided, however that the following information included in this exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be incorporated by reference into any filing of Endeavour International Corporation: the last full sentence in the fifth paragraph regarding "probable reserve potential" and the related "Cautionary Note to U.S. Investors".

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endeavour International Corporation

By: /s/ Robert L. Thompson
Robert L. Thompson
Chief Accounting Officer

Date:  October 12, 2004